PCS Commodity Strategy Fund (the “Fund”)

a series of Northern Lights Fund Trust II

Class A Shares (Symbol: PCYAX)

Class C Shares (Symbol: PCYCX)

Class I Shares (Symbol: PCYIX)

Supplement dated December 18, 2014

to the Prospectus

dated December 3, 2014

The following supersedes any contrary information contained in the Fund’s current Prospectus.

Effective immediately, under the heading “Related Performance Information of the Adviser” in the Prospectus, the following table replaces and will supersede any contrary information contained in the Fund’s Prospectus:

Average Annual Total Returns For Periods Ended September 30, 2014

	One Year	Three Year	Five Year	Since Commencement (1)
PAM RICI® Total Composite	-9.80%	-3.23%	0.82%	-1.97%
Rogers International Commodity Index® (reflects no deduction for fees, expenses or taxes) (2)	-8.53%	-1.82%	2.15%	-0.89%
Bloomberg Commodity Index Total Return® (3) S&P 500 Total Return Index®(4)	-6.58% 19.73%	-5.34% 22.99%	-1.37% 15.70%	-4.42% 5.98%

(1)

From the inception of the Private Fund on May 7, 2007.

(2)

The Rogers International Commodity Index® is a U.S. dollar-based, total return index. The Index was designed to meet the need for consistent investing in a broad based international vehicle; it represents the value of a basket of commodities consumed in the global economy, including agricultural, energy and metal products.

(3)

The Dow Jones-UBS Commodity Index Total Return®  was renamed on July 1, 2014 to the Bloomberg Commodity Index Total Return®  The Bloomberg Commodity Index Total Return® is an unmanaged index composed of futures contracts on physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

(4)

The S&P 500 Total Return Index® is an unmanaged market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector performance and other factors. The index tracks the performance of the large cap U.S. equity market.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class A, Class C and Class I shares dated December 3, 2014, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-844-828-3242.